UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 21, 2008
GMX RESOURCES INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Benham Place
9400 North Broadway, Suite 600
Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 600-0711
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On November 21, 2008, GMX Resources Inc. (the “Company”) issued a press release announcing completion and initial production results for the Company’s first Haynesville/Bossier Shale horizontal well.
     The press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 8.01.
ITEM 9.01 Financial Statements and Exhibits.
     The following Exhibits are filed as a part of this report:
     99.1     Company Press Release dated November 21, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMX RESOURCES INC.
By:	/s/ James A. Merrill
James Merrill, Chief Financial Officer

Date: November 21, 2008

INDEX TO EXHIBITS
     99.1     Company Press Release dated November 21, 2008.